                                                                     Exhibit 4.4




                       MELLON FUNDING CORPORATION, ISSUER

                                       AND

                     MELLON FINANCIAL CORPORATION, GUARANTOR

                                       TO

                          BANK ONE TRUST COMPANY, N.A.,

                                     TRUSTEE

                                    INDENTURE

                           DATED AS OF _____ __, 2000



                     PROVIDING FOR ISSUANCE OF SUBORDINATED
                         DEBT SECURITIES IN SERIES FROM
                                  TIME TO TIME

                           Mellon Funding Corporation

                                       and

                          Mellon Financial Corporation

     Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

   TRUST
 INDENTURE
ACT SECTION                        INDENTURE SECTION

Section 310(a)(1)................. 709
           (a)(2)................. 709
           (a)(3)................. Not Applicable
           (a)(4)................. Not Applicable
           (b).................... 708
                                   710
Section 311(a).................... 713
           (b).................... 713
           (b)(2)................. 803(a)
                                   803(b)

Section 312(a).................... 801
                                   802(a)
           (b).................... 802(b)
           (c).................... 802(c)
Section 313(a).................... 803(a)
           (b).................... 803(a)
           (c).................... 803(a)
           (d).................... 803(b)
Section 314(a).................... 804
           (a)(4)................. 101
                                   1104
           (b).................... Not Applicable
           (c)(1)................. 102
           (c)(2)................. 102
           (c)(3)................. Not Applicable
           (d).................... Not Applicable
           (e).................... 102
Section 315(a) ................... 701
           (b).................... 702
                                   803(a)
           (c).................... 701
           (d).................... 701
           (e).................... 614
Section 316(a).................... 101
           (a)(1)(A) ............. 602
                                   612
           (a)(1)(B) ............. 613
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NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

   TRUST
 INDENTURE
ACT SECTION                        INDENTURE SECTION

           (a)(2)................. Not Applicable
           (b).................... 608
           (c).................... 104(c)
Section 317(a)(1)................. 603
           (a)(2)................. 604
           (b).................... 1103
Section 318(a).................... 107

----------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

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PARTIES.........................................................................                1
RECITALS OF THE COMPANY ........................................................                1
RECITALS OF THE GUARANTOR ......................................................                1

                                           ARTICLE ONE

                     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION  101.          Definitions:
                       Act......................................................                2
                       Affiliate; control.......................................                2
                       Authenticating Agent.....................................                2
                       Bank.....................................................                2
                       Board of Directors.......................................                2
                       Board Resolution.........................................                2
                       Business Day.............................................                2
                       Commission...............................................                2
                       Company..................................................                2
                       Company Request; Company Order; Guarantor Request;
                          Guarantor Order.......................................                2
                       Corporate Trust Office...................................                2
                       Corporation..............................................                3
                       Default..................................................                3
                       Defaulted Interest.......................................                3
                       Depositary...............................................                3
                       Event of Default.........................................                3
                       Floating or Adjustable Rate Provision....................                3
                       Floating or Adjustable Rate Security.....................                3
                       Global Security..........................................                3
                       Guarantee................................................                3
                       Guarantor................................................                3
                       Holder...................................................                3
                       Indenture................................................                3
                       Interest.................................................                4
                       Interest Payment Date....................................                4
                       Maturity.................................................                4
                       Officers' Certificate....................................                4
                       Opinion of Counsel.......................................                4
                       Original Issue Discount Security.........................                4
                       Outstanding..............................................                4
                       Paying Agent.............................................                5
                       Periodic Offering........................................                5
                       Person...................................................                5
                       Place of Payment.........................................                5

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NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                       Predecessor Security.....................................                5
                       Redemption Date..........................................                5
                       Redemption Price.........................................                5
                       Regular Record Date......................................                5
                       Securities...............................................                5
                       Security Register; Security Registrar....................                5
                       Senior Indebtedness of the Company.......................                5
                       Senior Indebtedness of the Guarantor.....................                5
                       Special Record Date......................................                6
                       Stated Maturity..........................................                6
                       Subsidiary...............................................                6
                       Trustee..................................................                6
                       Trust Indenture Act......................................                6
                       Vice President...........................................                6
                       Voting Stock of the Company..............................                6
SECTION  102.          Compliance Certificates and Opinions.....................                7
SECTION  103.          Form of Documents Delivered to Trustee...................                7
SECTION  104.          Acts of Holders; Record Dates............................                8
SECTION  105.          Notices, Etc., to Trustee, Company and Guarantor.........                8
SECTION  106.          Notice to Holders; Waiver................................                9
SECTION  107.          Conflict with Trust Indenture Act........................                9
SECTION  108.          Effect of Headings and Table of Contents.................                9
SECTION  109.          Successors and Assigns...................................                9
SECTION  110.          Separability Clause......................................               10
SECTION  111.          Benefits of Indenture....................................               10
SECTION  112.          Governing Law............................................               10
SECTION  113.          Legal Holidays...........................................               10

                                            ARTICLE TWO

                                 FORMS OF SECURITIES AND GUARANTEES

SECTION  201.          Forms Generally..........................................               10
SECTION  202.          Form of Face of Security.................................               11
SECTION  203.          Form of Reverse of Security..............................               13
SECTION  204.          Additional Provisions Required in Global Security........               16
SECTION  205.          Form of Certificate of Authentication....................               16
SECTION  206.          Form of Guarantee........................................               17

                                           ARTICLE THREE

                                           The Securities

SECTION  301.          Amount Unlimited; Issuable in Series.....................               19
SECTION  302.          Denominations............................................               21


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SECTION  303.          Execution, Authentication, Delivery and Dating...........               21
SECTION  304.          Temporary Securities.....................................               23
SECTION  305.          Registration, Registration of Transfer and Exchange......               24
SECTION  306.          Mutilated, Destroyed, Lost and Stolen Securities.........               25
SECTION  307.          Payment of Interest; Interest Rights Preserved...........               26
SECTION  308.          Persons Deemed Owners....................................               27
SECTION  309.          Cancellation.............................................               27
SECTION  310.          Computation of Interest..................................               28

                                                ARTICLE FOUR

                                           GUARANTEE OF SECURITIES

SECTION  401.          Unconditional Guarantee..................................               28
SECTION  402.          Execution of Guarantees..................................               29

                                                ARTICLE FIVE

                                         SATISFACTION AND DISCHARGE

SECTION  501.          Satisfaction and Discharge of Indenture..................               29
SECTION  502.          Application of Trust Money...............................               30

                                             ARTICLE SIX

                                              REMEDIES

SECTION  601.          Events of Default........................................               30
SECTION  602.          Acceleration of Maturity; Rescission and Annulment.......               31
SECTION  603.          Collection of Indebtedness and Suits for Enforcement by
                       Trustee..................................................               32
SECTION  604.          Trustee May File Proofs of Claim.........................               33
SECTION  605.          Trustee May Enforce Claims Without Possession of
                       Securities...............................................               33
SECTION  606.          Application of Money Collected...........................               34
SECTION  607.          Limitation on Suits......................................               34
SECTION  608.          Unconditional Right of Holders to Receive Principal,
                       Premium and Interest.....................................               34
SECTION  609.          Restoration of Rights and Remedies.......................               35
SECTION  610.          Rights and Remedies Cumulative...........................               35
SECTION  611.          Delay or Omission Not Waiver.............................               35
SECTION  612.          Control by Holders.......................................               35
SECTION  613.          Waiver of Past Defaults..................................               36
SECTION  614.          Undertaking for Costs....................................               36
SECTION  615.          Waiver of Stay or Extension Laws.........................               37

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                                          ARTICLE SEVEN

                                          THE TRUSTEE

SECTION  701.          Certain Duties and Responsibilities......................               37
SECTION  702.          Notice of Defaults.......................................               37
SECTION  703.          Certain Rights of Trustee................................               37
SECTION  704.          Not Responsible for Recitals or Issuance of Securities
                       and Guarantees...........................................               38
SECTION  705.          May Hold Securities......................................               39
SECTION  706.          Money Held in Trust......................................               39
SECTION  707.          Compensation and Reimbursement...........................               39
SECTION  708.          Disqualification; Conflicting Interests..................               40
SECTION  709.          Corporate Trustee Required; Eligibility..................               40
SECTION  710.          Resignation and Removal; Appointment of Successor........               40
SECTION  711.          Acceptance of Appointment by Successor...................               41
SECTION  712.          Merger, Conversion, Consolidation or Succession to
                       Business.................................................               42
SECTION  713.          Preferential Collection of Claims Against Company and
                       Guarantor................................................               42
SECTION  714.          Appointment of Authenticating Agent......................               42

                                          ARTICLE EIGHT

                  HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

SECTION  801.          Company and Guarantor to Furnish Trustee Names and
                       Addresses of Holders.....................................               43
SECTION  802.          Preservation of Information; Communications to
                       Holders..................................................               44
SECTION  803.          Reports by Trustee.......................................               44
SECTION  804.          Reports by Company and Guarantor.........................               44

                                       ARTICLE NINE

                              CONSOLIDATION, MERGER AND SALE

SECTION  901.          Company May Consolidate, Etc., Only on Certain
                       Terms....................................................               45
SECTION  902.          Successor Corporation Substituted for Company............               45
SECTION  903.          Guarantor May Consolidate, Etc., Only on Certain
                       Terms....................................................               45
SECTION  904.          Successor Corporations Substituted for Guarantor.........               46
SECTION  905.          Assumption by Guarantor..................................               47

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                                           ARTICLE TEN

                                     SUPPLEMENTAL INDENTURES

SECTION 1001.          Supplemental Indentures Without Consent of Holders.......               47
SECTION 1002.          Supplemental Indentures With Consent of Holders..........               48
SECTION 1003.          Execution of Supplemental Indentures.....................               49
SECTION 1004.          Effect of Supplemental Indentures........................               49
SECTION 1005.          Conformity with Trust Indenture Act......................               49
SECTION 1006.          Reference in Securities to Supplemental Indentures.......               66

                                         ARTICLE ELEVEN

                                            COVENANTS

SECTION 1101.          Payment of Principal, Premium and Interest...............               50
SECTION 1102.          Maintenance of Office or Agency..........................               50
SECTION 1103.          Money for Security Payments to Be Held in Trust..........               51
SECTION 1104.          Corporate Existence......................................               52
SECTION 1105.          Company Statement as to Compliance.......................               52
SECTION 1106.          Guarantor Statement as to Compliance.....................               52
SECTION 1107.          Limitation Upon Disposition of Voting Stock of
                       Company..................................................               53
SECTION 1108.          Waiver of Certain Covenants..............................               53

                                         ARTICLE TWELVE

                                    REDEMPTION OF SECURITIES

SECTION 1201.          Applicability of Article.................................               53
SECTION 1202.          Election to Redeem; Notice to Trustee....................               53
SECTION 1203.          Selection by Security Registrar of Securities to Be
                       Redeemed.................................................               54
SECTION 1204.          Notice of Redemption.....................................               54
SECTION 1205.          Deposit of Redemption Price..............................               55
SECTION 1206.          Securities Payable on Redemption Date....................               55
SECTION 1207.          Securities Redeemed in Part..............................               55

                                        ARTICLE THIRTEEN

                                          SINKING FUNDS

SECTION 1301.          Applicability of Article.................................               56
SECTION 1302.          Satisfaction of Sinking Fund Payments with Securities....               56
SECTION 1303.          Redemption of Securities for Sinking Fund................               56

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                                      ARTICLE FOURTEEN

                         SUBORDINATION OF SECURITIES AND GUARANTEES

SECTION 1401.          Securities Subordinate to Senior Indebtedness of the
                       Company..................................................               57
SECTION 1402.          Guarantees Subordinate to Senior Indebtedness of the
                       Guarantor................................................               58
SECTION 1403.          Trustee and Holders of Securities May Rely on
                       Certificate of Liquidating Agent; Trustee May
                       Require Further Evidence as to Ownership of Senior
                       Indebtedness; Trustee Not Fiduciary to Holders of
                       Senior Indebtedness......................................               60
SECTION 1404.          Payment Permitted If No Default..........................               61
SECTION 1405.          Trustee Not Charged with Knowledge of Prohibition........               61
SECTION 1406.          Trustee to Effectuate Subordination......................               62
SECTION 1407.          Rights of Trustee as Holder of Senior Indebtedness of
                       the Company or Senior Indebtedness of the
                       Guarantor................................................               62
SECTION 1408.          Article Applicable to Paying Agents......................               62



                                       ARTICLE FIFTEEN

                             DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1501           Company Option to Effect Defeasance or Covenant
                       Defeasance...............................................               62
SECTION 1502           Defeasance...............................................               63
SECTION 1503           Covenant Defeasance .....................................               63
SECTION 1504           Conditions to Defeasance or Covenant Defeasance..........               63
SECTION 1505           Deposited Money and U.S. Government Obligations to be
                       Held in Trust; Miscellaneous.............................               65
SECTION 1506           Reinstatement............................................               65

TESTIMONIAL
SIGNATURES AND SEALS
ACKNOWLEDGMENTS

      INDENTURE, dated as of _____ __, 2000, among Mellon Funding Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania having its principal executive office at 500 Grant Street, Pittsburgh, Pennsylvania 15258 (herein called the "Company"), Mellon Financial Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania having its principal executive office at 500 Grant Street, Pittsburgh, Pennsylvania 15258 (herein called the "Guarantor"), and Bank One Trust Company, N.A. , a national banking association duly organized and existing under the laws of the United States of America having its principal corporate office at One North State Street, 9th Floor, Chicago, Illinois, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

      The Company deems it necessary to issue its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities") from time to time for its lawful purposes and has duly authorized the execution and delivery of this Indenture to provide for the issuance of such Securities in one or more series and at such time or times as in this Indenture provided.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                            RECITALS OF THE GUARANTOR

      The Guarantor has duly authorized the Guarantees provided for herein, and to provide therefor the Guarantor has duly authorized the execution and delivery of this Indenture.

      All things necessary to make the Guarantees, when endorsed on the Securities to which they relate and executed by the Guarantor, the valid obligations of the Guarantor, and to make this Indenture a valid agreement of the Guarantor, in accordance with their and its terms, have been done.

      Now, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.   Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

           (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

           (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

           (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 714 to act on behalf of the Trustee to authenticate Securities of one or more series.

      "Bank"  means Mellon Bank, N.A., and any successor or successors thereto.

      "Board of Directors" means the board of directors of the Company or of the Guarantor, as the case may be, or any duly authorized committee of such board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are generally authorized or obligated by law or executive order to close.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Request", "Company Order", "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order signed in the name of the Company or the Guarantor by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Corporate Trust Office" means the principal corporate trust office of the Trustee, Security Registrar, Paying Agent or Authenticating Agent, as the case may be, at which at any particular time its corporate trust business shall be administered; at the date hereof the Corporate Trust Office of the Trustee is located at One North State Street, 9th Floor, Chicago, Illinois 60602,
Attention: Corporate Trust Department.

      "corporation" means a corporation, association, company or business trust.

      "Covenant Defeasance" has the meaning specified in Section 1503.

      "Default" has the meaning specified in Section 603.

      "Defaulted Interest" has the meaning specified in Section 307.

      "Defeasance" has the meaning specified in Section 1502.

      "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such series by the Company pursuant to
Section 301.

      "Event of Default" has the meaning specified in Section 601.

      "Floating or Adjustable Rate Provision" means a formula or provision, specified in a Board Resolution of the Company or an indenture supplemental hereto, providing for the determination, whether pursuant to objective factors or pursuant to the sole discretion of any Person (including the Company, the Guarantor or the Bank), and periodic adjustment of the interest rate per annum borne by a Floating Rate Security.

      "Floating or Adjustable Rate Security" means any Security which provides for interest to be payable thereon at a rate per annum that may vary from time to time over the term thereof in accordance with a Floating or Adjustable Rate Provision.

      "Global Security" means a Security bearing the legend specified in Section 204 evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

      "Guarantee" means the Guarantor's unconditional guarantee of the payment of the Securities as more fully described in Article Four.

      "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

      "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Guarantor, or who may be other counsel, acceptable to the Trustee.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602.

      "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee, or any Authenticating Agent, or delivered to the Trustee, or any Authenticating Agent, for cancellation;

           (ii) Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

           (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser;

            (iv) Securities as to which Defeasance has been effected pursuant to
      Section 1502;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 602, (ii) the principal amount of a security denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or of the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

      "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof, and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on, or, if so specified, the principal (and premium, if any) only of, the Securities of that series are payable as specified as contemplated by
Section 301, or, if not so specified, as specified in Section 1102.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

      "Senior Indebtedness of the Company" means any obligation of the Company to its creditors, whether now outstanding or subsequently incurred, except (i) the 9 3/4% Subordinated Debentures Due 2001, the 9 1/4% Subordinated Debentures Due 2001 and the 6 7/8% Subordinated Debentures due March 1, 2003, each issued under the indenture, dated as of April 15, 1991, as amended, among the Guarantor, the Company and First Trust of Illinois, N.A., as successor to Continental Bank, National Association, as trustee, and all other notes and obligations that may be issued under such indenture, as the same may be amended from time to time, (ii) any obligation as to which in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligation is not Senior Indebtedness; and (iii) obligations evidenced by the Securities.

      "Senior Indebtedness of the Guarantor" means any obligation of the Guarantor to its creditors, whether now outstanding or subsequently incurred, except (i) the guarantee of the Guarantor of the 9 3/4% Subordinated Debentures Due 2001, the 9 1/4% Subordinated Debentures Due 2001 and the 6 7/8% Subordinated Debentures due March 1, 2003, each issued under the indenture, dated as of April 15, 1991, as amended, among the Guarantor, the Company and First Trust of Illinois, N.A., as successor to Continental Bank, National Association, as trustee, and all guarantees of the Guarantor of any other notes or obligations which may be issued under such indenture, as the same may be amended from time to time; (ii) any obligation as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligation is not Senior Indebtedness; and (iii) obligations evidenced by the Guarantees.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

      "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

      "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or the Guarantor, as the case may be, or by one or more other of its Subsidiaries, or by the Company or the Guarantor, as the case may be, and one or more other of its Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

      "U.S. Government Obligation" has the meaning specified in Section 1504.

      "Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

      "Voting Stock of the Company" means stock of any class or classes, however designated, having ordinary voting power for the election of a majority of the Board of Directors of the Company, other than stock having such power only by reason of the happening of any contingency.

SECTION 102.   Compliance Certificates and Opinions.

      Except as otherwise expressly provided by this Indenture, upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

           (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

           (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.   Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.   Acts of Holders; Record Dates.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 801) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

      (d) The ownership of Securities shall be proved by the Security Register.

      (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Paying Agent, any Security Registrar, any Authenticating Agent, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.   Notices, Etc., to Trustee, Company and Guarantor.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
      Attention: Corporate Trust Department, or

            (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

SECTION 106.   Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.   Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.   Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.   Successors and Assigns.

      All covenants and agreements in this Indenture by the Company and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

SECTION 110.   Separability Clause.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.   Benefits of Indenture.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, any Security Registrar, any Authenticating Agent, the holders of Senior Indebtedness of the Company and the Guarantor and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   Governing Law.

      This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except that the rights, immunities, duties and liabilities of the Trustee as a trustee and any rights and immunities limiting such liability shall be governed by the laws of the State of Illinois.

SECTION 113.   Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section) ) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                       FORMS OF SECURITIES AND GUARANTEES

SECTION 201.   Forms Generally.

      The Securities of each series and the Guarantees relating thereto shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Company, in the case of Securities, and of the Guarantor, in the case of Guarantees, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Guarantees, as evidenced by their execution thereof. If the form of Securities of any series or the Guarantees relating thereto is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an

Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of the Securities of such series initially delivered by the Company to the Trustee.

      The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

      The definitive Securities of any series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which such Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.   Form of Face of Security.

      [If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF SECTION 1232 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1954, AS
AMENDED, THE ISSUE PRICE OF THIS SECURITY IS.......% OF ITS PRINCIPAL AMOUNT AND
THE ISSUE DATE IS.................., 19.......]

                           MELLON FUNDING CORPORATION

No. $

      Mellon Funding Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered
assigns, the principal sum of       Dollars on                                 .

      [If the Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on
and                 in each year, commencing                    , at [If the
Security is to bear interest at a fixed rate, insert--the rate of % per annum,] [If the Security is a Floating or Adjustable Rate Security insert-- a rate per annum [computed--determined] in accordance with the [insert defined name of Floating or Adjustable Rate Provision] set forth below], until the principal hereof is paid or made available for payment [If applicable insert--, and (to the extent that the payment of such interest shall be legally enforceable) at
the rate of    % per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular
Record Date for such interest, which shall be the     or       (whether or not
a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      [At this point in the Form of Security of any series of Floating or Adjustable Rate Securities, the text of the Floating or Adjustable Rate Provision relating thereto should be inserted.]]

      [If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

      Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in [insert at least one Place of Payment] [if applicable, insert-- and [if applicable, insert--, with respect to principal (and premium, if any) only,] at the office or agency of the Company maintained for that purpose in [insert one or more additional Places of Payment]], in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or an Authenticating Agent, by manual signature, neither this Security nor the Guarantee endorsed hereon shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
                                            MELLON FUNDING CORPORATION

                                            By

                                              [Authorized Signature]

Attest:


                                              [Authorized Signature]

SECTION 203.   Form of Reverse of Security.

      This Security is one of a duly authorized series of Securities of the Company (herein called the "Securities"), of the series hereinafter specified, issued and to be issued under an Indenture, dated as of August 25, 1995 (herein called the "Indenture"), among the Company, the Guarantor and Bank One Trust Company, N.A. , as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee, the holders of Senior Indebtedness of the Company and the Guarantor and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in different series, as in the Indenture provided. This Security is one of the series designated on the face hereof, issued under and entitled to the benefits of the Indenture [and limited (except as otherwise provided in the
Indenture) to an aggregate principal amount of $       ].

      [If applicable, insert--The Securities of this series are redeemable at the option of the Company, upon not less than 30 days nor more than 60 days
notice by mail, [if applicable, insert--(1) on                   in any year
commencing with the year      and ending with the year      through operation
of the sinking fund for this series at a Redemption Price equal to 100% of the
principal amount, and (2)] at any time [on or after         , 19   ,] as a whole
or from time to time in part, at the following Redemption Prices (expressed as
percentages of the principal amount): If redeemed [on or before           ,
    %, and if redeemed] during the 12-month period beginning                 of
the years indicated,

             YEAR          REDEMPTION PRICE        YEAR        REDEMPTION PRICE
             ----          ----------------        ----        ----------------


and thereafter at a Redemption Price equal to    % of the principal amount,
together in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [If applicable, insert--The Securities of this series are redeemable at the option of the Company upon not less than 30 days nor more than 60 days
notice by mail, (1) on             in any year commencing with the year
and ending with the year       through operation of the sinking fund for this
series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table
below, and (2) at any time [on or after                ], as a whole or in part,
at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the
12-month period beginning                  of the years indicated,

                      REDEMPTION PRICE
                       FOR REDEMPTION      REDEMPTION PRICE FOR
                          THROUGH          REDEMPTION OTHERWISE
                         OPERATION             THAN THROUGH
                           OF THE            OPERATION OF THE
               YEAR     SINKING FUND           SINKING FUND
               ----   ----------------     --------------------


and thereafter at a Redemption Price equal to     % of the principal amount,
together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [Notwithstanding the foregoing, the Company may not, prior to
     , redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally
accepted financial practice) of less than     % per annum.]

      [The sinking fund for this series provides for the redemption on
     in each year beginning with the year      and ending with the year
of [not  less than] $        [("mandatory sinking fund") and not more than
$       ]  aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made--in the inverse order in which they become due.]

      In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof or any transferee designated by such Holder upon the cancellation hereof.

      [If the Security is not an Original Issue Discount Security,--If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

      [If the Security is an Original Issue Discount Security,--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

      The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      The Guarantor, or a Subsidiary thereof, may directly assume, by a supplemental indenture, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities, in which case the Company shall be released from its liability as obligor on the Securities.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and [rate--rates], and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at [the--each] office or agency of the Company, in [the--each] place referred to on the face hereof, where the principal of (and premium, if any) and interest on [if applicable, insert--, or the principal (and premium, if any) only of,] this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only in registered form without
coupons in denominations of $      and any integral multiple thereof. As
provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor and the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

      All terms used in this Security undefined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204.   Additional Provisions Required in Global Security.

      Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 202 and 203, bear a legend in substantially the following form:

      "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES OF THIS SERIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF SUCH A TRANSFERROR TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SUCH A TRANSFEREE OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF SUCH A TRANSFERROR AND ANY PAYMENT IS MADE TO SUCH A TRANSFEREE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, SUCH A TRANSFERROR, HAS AN INTEREST HEREIN."

SECTION 205.   Form of Certificate of Authentication.

      The certificates of authentication shall be in substantially the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

BANK ONE TRUST COMPANY, N.A.
 as Trustee

By

                   Authorized Signatory

                                                  BANK ONE TRUST COMPANY, N.A.
                                                  as Trustee

SECTION 206.   Form of Guarantee.

      The form of Guarantee to be endorsed on all Securities shall be substantially as follows:

                                    GUARANTEE
                                       OF
                          MELLON FINANCIAL CORPORATION

      For value received, Mellon Financial Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Guarantor"), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of (and premium, if any) and interest on [if the Security upon which the Guarantee is endorsed is not to bear interest prior to Maturity, insert--any overdue principal of] said Security [if applicable, insert--and the due and punctual payment of the sinking fund payments required with respect to said Security,] when and as the same shall become due and payable, whether at maturity, by acceleration or redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Mellon Funding Corporation or any successor thereto (the "Company") punctually to pay any such principal, premium [, --or] interest [or sinking fund payment], the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration or redemption or otherwise, and as if such payment were made by the Company.

      The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of said Security or said Indenture, any failure to enforce the provisions of said Security or said Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto, by the Holder of said Security or the Trustee under said Indenture, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal, premium, if any, [or] interest on [any overdue principal of] [or any sinking fund payment required with respect to] said Security and the complete performance of all other obligations contained in said Security.

      The Guarantor shall be subrogated to all rights of the Holder of said Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on [any overdue principal of] [and the sinking fund payments required with respect to] all Securities issued under said Indenture shall have been paid in full.

      Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same the valid obligation of the Guarantor have been done and performed and have happened in due compliance with all applicable laws.

      Claims under this Guarantee are, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of a Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

      This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on said Security shall have been signed manually by or on behalf of the Trustee under said Indenture.

      This Guarantee shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania, and for all purposes shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except as otherwise required by mandatory provisions of law.

      IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed in facsimile by its duly authorized officer under its corporate seal.

                                            MELLON FINANCIAL CORPORATION
[Date of initial issuance of series]
                                            By
                                                          [Authorized Signature]

Attest:


                                            [Authorized Signature]

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.   Amount Unlimited; Issuable in Series.

      The aggregate principal amount of Securities which may be authenticated and delivered and may be Outstanding under this Indenture is unlimited.

      The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Company, and, subject to
Section 303, set forth or determined in the manner provided, in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

      (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all Securities of any other series);

      (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 1006 or 1207 and except for any Securities which, pursuant to
Section 303, are deemed never to have been authenticated and delivered hereunder);

      (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

      (4) the date or dates on which the principal of the Securities of the series is payable;

      (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the Floating or Adjustable Rate Provision pursuant to which such rates are determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

      (6) the place or places where the principal of (and premium, if any) and interest on, or the principal (and premium, if any) only of, Securities of the series shall be payable;

      (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

      (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

      (9) if other than denominations of $100,000 and any integral multiple of $1,000 in excess thereof, the denominations in which Securities shall be issuable;

      (10) any other event or events of default applicable with respect to Securities of the series in addition to those provided in Section 601;

      (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 602;

      (12) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series;

      (13) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, which Depositary shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended;

      (14) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in
Section 101;

      (15) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

      (16) if the principal of (and premium, if any) or interest on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the coin or currency in which payment of the principal of (and premium, if any) or interest on Securities of such series as to which such election is made shall be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

      (17) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1502 or Section 1503 or both such Sections, any provisions to permit a pledge of obligations other than U.S. Government Obligations (or the establishment of other arrangements) to satisfy the requirements of Section 1504(1) for defeasance of such Securities and, if other than by a Board Resolution, the manner in which any elections by the Company to defease such Securities shall be evidenced;

      (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 1001(5)).

      The payment of principal and premium, if any, and interest and sinking fund payments, if any, on or relating to the Securities of each series shall be unconditionally guaranteed by the Guarantor.

      Unless otherwise provided in or pursuant to such Board Resolution of the Company and set forth in such Officers' Certificate of the Company or in any such indenture supplemental hereto, if Securities of any series are to be redeemed they may be redeemed with funds from any source, including without limitation proceeds from the sale of one or more series of Securities.

      All Securities of any one series shall be substantially identical except for necessary or proper variations between temporary and definitive Securities or Securities of different denominations and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

      If any of the terms of the Securities of a series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the Securities of such series. With respect to Securities of a series offered in a Periodic Offering, such Board Resolution or action may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with a Company Order as contemplated by the first proviso of the third paragraph of Section 303.

      The Securities of each series and the Guarantees endorsed thereon shall be subordinated in right of payment to Senior Indebtedness of the Company and the Guarantor, respectively, as provided in Article Fourteen.

SECTION 302.   Denominations.

      The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any particular series, the Securities of such series shall be issuable only as registered Securities without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

SECTION 303.   Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company and the Guarantees endorsed thereon shall be executed on behalf of the Guarantor by, respectively, its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities or Guarantees may be manual or facsimile.

      Securities and Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor, respectively, shall bind the Company and the Guarantor, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and Guarantees or did not hold such offices at the date of such Securities and Guarantees.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company, and with Guarantees endorsed thereon executed by the Guarantor, to the Trustee or Authenticating Agent for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee or Authenticating Agent in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, with respect to Securities of a series offered in a Periodic Offering, (a) the Trustee or Authenticating Agent shall authenticate and deliver Securities of such series original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to a Company Order or pursuant to such other procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (b) the maturity date or dates, original issue date or dates, currency or currencies or composite currencies, interest rate or rates and any other terms of the Securities of such series shall be determined by Company Order or pursuant to such procedures and
(c) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which instructions shall be promptly confirmed in writing, including via facsimile, prior to delivery. If the form or terms of the Securities of the series or the form of the Guarantee relating thereto have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive at the time of the initial delivery by the Company of Securities of such series to the Trustee or Authenticating Agent for authentication, and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating,

      (a) if the form of such Securities or Guarantees has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

      (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

      (c) that such Securities, when authenticated and delivered by the Trustee or Authenticating Agent and issued by the Company, and such Guarantees when endorsed on such Securities, all in the manner and subject to any conditions specified in such Opinion of Counsel, will be the legal, valid and binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms and entitled to the benefits of this Indenture, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting generally the enforcement of creditors' rights and to general principles of equity; provided, however, that, with respect to Securities of a series offered in a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel in connection only with the first authentication of Securities of such series and that the opinions described in clauses (b) and (c) above may state, respectively,

      (x) that, when the terms of such Securities shall have been established pursuant to a Company Order or pursuant to such procedures as may be specified from time to time by a Company Order, all as contemplated by a Board Resolution or action taken pursuant thereto, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

      (y) that such Securities, when completed, authenticated and delivered by the Trustee or Authenticating Agent and issued by the Company, and such Guarantees when endorsed on such Securities, all in the manner and subject to any conditions specified in such Opinion of Counsel, will be the legal, valid and binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms and entitled to the benefits of this Indenture, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting generally the enforcement of creditors' rights and to general principles of equity.

      With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities and by the Guarantor of any such Guarantees, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the

Opinion of Counsel, Company Order and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, delivered at or prior to the first authentication of Securities of such series unless and until such opinion or other documents have been superseded or revoked.

      The Trustee or Authenticating Agent may, but shall not be obligated to, authenticate the Securities of any series the form or terms of which, or the form of the Guarantees relating to which, have been so established and with respect to which it would not be or have been obligated, pursuant to the second sentence of Section 1003, to execute, if no Securities of such series have been authenticated, at the time such authentication is requested, or, if Securities of such series have been authenticated, at the time of the initial authentication of Securities of such series, an indenture supplemental hereto containing such form or terms.

      Notwithstanding the provisions of Section 301 and of the third paragraph of this Section 303, if any Securities of a series are to be offered in a Periodic Offering, it shall not be necessary to deliver the Opinion of Counsel, Company Order and other documents otherwise required pursuant to Sections 201 and 301 and this Section at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

      Each Security shall be dated the date of authentication of such Security. Each Guarantee shall be dated the date of the initial issuance of Securities of the series to which it pertains.

      No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

      The Trustee or Authenticating Agent shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee or Authenticating Agent, being advised by counsel, determines that such action may not lawfully be taken by the Company or the Guarantor or if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under this Indenture in a manner not reasonably acceptable to the Trustee.

SECTION 304.   Temporary Securities.

      Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee or Authenticating Agent shall authenticate and deliver, temporary Securities (having Guarantees duly endorsed thereon) which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

      If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company designated pursuant to Section 1102 in a Place of Payment for Securities of that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee or Authenticating Agent shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series and of a like aggregate principal amount and tenor of authorized denominations. Until so exchanged, the temporary Securities of any series and the Guarantees endorsed thereon shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor and the Guarantees endorsed thereon.

SECTION 305.   Registration, Registration of Transfer and Exchange.

      The Company will keep at an office or agency to be maintained by the Company as provided in Section 1102 a register (hereinafter referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities. At all reasonable times, the Security Register shall be open to inspection by the Trustee. Unless and until otherwise determined by the Company, by Board Resolution, the Security Register shall be kept in the City of Pittsburgh, Pennsylvania, at the Corporate Trust Office of the Bank, which is hereby initially appointed security registrar ("Security Registrar", which term includes any successor appointed pursuant to this Section) for the purpose of registering Securities and transfers of Securities as herein provided.

      Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company maintained pursuant to Section 1102 for such purpose in a Place of Payment for Securities of that series, the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of like tenor of the same series (having Guarantees duly endorsed thereon), of any authorized denominations and of a like aggregate principal amount and tenor.

      At the option of the Holder, Securities of any series may be exchanged for other Securities of like tenor of the same series (having Guarantees duly endorsed thereon), of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive and the Guarantor shall execute the Guarantees endorsed thereon.

      All Securities and the Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations, respectively, of the Company and the Guarantor evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and the Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 1006 or 1207 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 1203 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      Notwithstanding the foregoing, any Global Security shall be exchangeable pursuant to this Section 305 for Securities registered in the names of Persons other than the Depositary for such Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as such Depositary shall direct.

      Unless and until any Global Security is exchanged in whole or in part for Securities of this series in certificated form, such Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such Depositary. Unless a certificate representing a Global Security is presented by an authorized representative of such a transferror to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of such a transferee or such other name as requested by an authorized representative of such a transferror and any payment is made to such a transferee, any transfer, pledge or other use thereof for value or otherwise by or to any person is wrongful since the registered owner thereof, such a transferror has an interest therein.

      No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.

      If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee or Authenticating Agent shall authenticate and deliver in exchange therefor a new Security of the same series, with a Guarantee duly endorsed thereon, and of like tenor and principal amount and bearing a serial number not contemporaneously outstanding.

      If there shall be delivered to the Company, the Guarantor and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee or Authenticating Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, with a Guarantee duly endorsed thereon by the Guarantor, and of like tenor and principal amount and bearing a serial number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security of the same series, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company guaranteed by the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and Guarantees of the same series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   Payment of Interest; Interest Rights Preserved.

      Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security of a particular series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company or the Guarantor, at its election in each case, as provided in Clause (1) or (2) below:

      (1) The Company or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for deposit with the Trustee or designated Paying Agent prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this

Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company or the Guarantor, as the case may be, of such Special Record Date and, in the name and at the expense of the Company or the Guarantor, as the case may be, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

      (2) The Company or the Guarantor may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security of the same series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.   Persons Deemed Owners.

      Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

SECTION 309.   Cancellation.

      All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee or an Authenticating Agent, be delivered to the Trustee or an Authenticating Agent and shall be promptly cancelled by it. The Company or the Guarantor may at any time deliver to the Trustee or an Authenticating Agent for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee or an Authenticating Agent. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee and any Authenticating Agent shall destroy all cancelled Securities held by it and shall deliver to the Company a certificate with respect to such destruction.

SECTION 310.   Computation of Interest.

      Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                             GUARANTEE OF SECURITIES

SECTION 401.   Unconditional Guarantee.

      The Guarantor hereby unconditionally guarantees to each Holder of a Security of any series authenticated and delivered by the Trustee or Authenticating Agent the due and punctual payment of the principal of and premium, if any, and interest on such Security and the due and punctual payment of the sinking fund payments, if any, provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at maturity, by acceleration or redemption or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to pay any such principal, premium, interest or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration or redemption or otherwise, and as if such payment were made by the Company.

      The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and premium, if any, and interest on, and any sinking fund payments required with respect to, the Securities and the complete performance of all other obligations contained in the Securities.

      The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and premium, if any, and interest on, and any sinking fund payments required with respect to, all Securities shall have been paid in full.

      Claims under the Guarantee are, to the extent provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, and the

Guarantee is issued subject to the provisions of this Indenture with respect thereto. Each Holder of a Security upon which the Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 402.   Execution of Guarantees.

      To evidence its Guarantee to the Holders specified in Section 401, the Guarantor hereby agrees to execute the Guarantee in substantially the form above recited to be endorsed on each Security authenticated and delivered by the Trustee or Authenticating Agent. Each such Guarantee shall be executed on behalf of the Guarantor and dated as set forth in Section 303 prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee or Authenticating Agent, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

      The Guarantee set forth in this Article shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee or Authenticating Agent.

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

SECTION 501.      Satisfaction and Discharge of Indenture.

      This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer, exchange or replacement of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (1) either

            (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1103) have been delivered to the Trustee for cancellation; or

            (B) all such Securities not theretofore delivered to the Trustee for cancellation

                  (i) have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity
            within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Guarantor, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor; and

            (3) the Company and the Guarantor have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 707, the obligations of the Trustee to any Authenticating Agent under Section 714 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section, the obligations of the Trustee under Section 502 and the last paragraph of Section 1103 shall survive.

SECTION 502.  Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 1103, all money deposited with the Trustee pursuant to Section 501 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except as required by law.

                                   ARTICLE SIX

                                    REMEDIES

SECTION 601.  Events of Default.

      "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (1) a court or Federal or State regulatory agency having jurisdiction in the premises shall enter a decree or order for relief in respect of the Guarantor or the Bank in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Guarantor or the Bank or substantially all of such Person's assets (other than appointment of a conservator with respect to the Bank), or ordering the winding up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

           (2) the Guarantor or the Bank shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Guarantor or the Bank or substantially all of such Person's assets (other than appointment of a conservator with respect to the Bank), or shall make any general assignment for the benefit of creditors.

      Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 601 with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice of default, which record date shall be at the close of business on the date the Trustee receives such notice of default. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice of default, whether or not such Holders remain Holders after such record date; provided, that unless Holders of at least 10% in principal amount of the Outstanding Securities of such series, or their proxies shall have joined in such notice of default prior to the day which is 90 days after such record date, such notice of default shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice of default identical to a notice of default which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 601.

SECTION 602.  Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof), of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue installments of interest on all Securities of that series,

                 (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                 (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor in such Securities, and

                 (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

           (2) all Events of Default and Defaults with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 613.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

      Upon receipt by the Trustee of any written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 602.

SECTION 603.  Collection of Indebtedness and Suits for Enforcement by Trustee.

      "Default", wherever used herein, means any one of the following events (whatever the reason for such Default and whether it shall be occasioned by the provisions of Article Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of any Security at the Maturity thereof, or

            (3) default is made in the performance of any covenant or a breach occurs in any warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Securities of any series other than that series), and such default or breach continues for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company and the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding

      Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder.

      The Company covenants that if any Event of Default or Default under Clause
(1) or (2) above shall occur, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security, the whole amount then due and payable on such Security for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Security, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or the Guarantor or any other obligor upon such Security and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantor or any other obligor upon such Security, wherever situated.

      If an Event of Default or Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 604.  Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, custodian, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 707.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 605.  Trustee May Enforce Claims Without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 606.  Application of Money Collected.

      Subject to Article Fourteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 707; and

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 607.  Limitation on Suits.

      No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

           (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to the Securities of that series;

           (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name as Trustee hereunder;

           (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

           (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

           (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 608. Unconditional Right of Holders to Receive Principal, Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 609.  Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 610.  Rights and Remedies Cumulative.

      No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 611.  Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default or Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 612.  Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

           (2) such direction shall not be unduly prejudicial to the rights of Holders not joining therein nor expose the Trustee to personal liability.

           (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless the Holders of a majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 612.

SECTION 613.  Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to the Securities of such series and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

            (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

      The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided that unless such majority in principal amount shall have waived such default prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

      Upon any such waiver, such default shall cease to exist, and any Event of Default or Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 614.  Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, the Company or the Guarantor.

SECTION 615.  Waiver of Stay or Extension Laws.

      The Company and the Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SEVEN

                                   THE TRUSTEE

SECTION 701.  Certain Duties and Responsibilities.

      (a) The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      (b) All indemnifications and releases from liability granted herein to the Trustee shall extend to the directors, officers, employees and agents of the Trustee.

SECTION 702.  Notice of Defaults.

      If a default occurs hereunder with respect to Securities of any series of which a responsible officer in the Corporate Trust Office of the Trustee has actual knowledge, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by Section 315(b) of the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 603(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 703.  Certain Rights of Trustee.

      Except as otherwise provided in Section 701:

           (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or Guarantor Request or Guarantor Order, as the case may be, or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

           (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

           (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

           (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

           (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, officer's certificate, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent (including an Authenticating Agent) or attorney; provided, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such inquiry or investigation is, in the opinion of the Trustee, not reasonably assured the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Guarantor and or, if advanced by the Trustee, shall be repaid by the Guarantor Company upon demand; and

           (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (including any Authenticating Agent) or attorney appointed with due care by it hereunder.

SECTION 704. Not Responsible for Recitals or Issuance of Securities and Guarantees.

      The recitals contained herein and in the Securities and Guarantees, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantees. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company or the Guarantor of Securities or the proceeds thereof.

SECTION 705.  May Hold Securities.

      The Trustee, any Paying Agent, any Security Registrar, any Authenticating Agent or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 708 and 713, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

SECTION 706.  Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor.

SECTION 707.  Compensation and Reimbursement.

      The Company and the Guarantor agree

           (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, including any Authenticating Agents, and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

           (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      As security for the performance of the obligations of the Company and the Guarantor under this Section the Trustee shall have a lien prior to the Securities and Guarantees upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

         The provisions of this Section 707 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

SECTION 708.  Disqualification; Conflicting Interests.

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 709.  Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority and having a Corporate Trust Office in the City of Pittsburgh, Pennsylvania or the Borough of Manhattan, The City of New York, New York or Chicago, Illinois. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 710.  Resignation and Removal; Appointment of Successor.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 711.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by
Section 711 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantor.

      (d) If at any time:

           (1) the Trustee shall fail to comply with Section 708 after written request therefor by the Company or the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

           (2) the Trustee shall cease to be eligible under Section 709 and shall fail to resign after written request therefor by the Company or the Guarantor or by any such Holder, or

           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company or the Guarantor by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to
Section 614, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 711. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 711, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company or the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Guarantor or the Holders and accepted appointment in the manner required by Section 711, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106; provided, that failure of the Company to give such notice shall not effect the resignation or removal of such Trustee. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 711.  Acceptance of Appointment by Successor.

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 707.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to the Securities of all series for which it is the Trustee hereunder, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 712.  Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 713.  Preferential Collection of Claims Against Company and Guarantor.

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).

SECTION 714.  Appointment of Authenticating Agent.

      The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof (but not upon original issuance or pursuant to Section 306), and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

      Each Authenticating Agent shall be acceptable to the Company and the Guarantor and shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear on the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                                  ARTICLE EIGHT

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

SECTION 801. Company and Guarantor to Furnish Trustee Names and Addresses of Holders.

      The Company and the Guarantor will furnish or cause to be furnished to the Trustee

           (a) semi-annually, either (i) not later than July 15 and January 15 in each year in the case of Original Issue Discount Securities of any series which by their terms bear interest only after Maturity, or (ii) not more than 15 days after each Regular Record Date in the case of Securities of any other series, a list for each such series, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding June 30 or December 31 or as of such Regular Record Date, as the case may be, and

           (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 802.  Preservation of Information; Communications to Holders.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 801. The Trustee may destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished.

      (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

      (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 803.  Reports by Trustee.

      (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company and the Guarantor. The Company or the Guarantor will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 804.  Reports by Company and Guarantor.

      The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE NINE

                         CONSOLIDATION, MERGER AND SALE

SECTION 901.  Company May Consolidate, Etc., Only on Certain Terms.

      Nothing contained in this Indenture or in any of the Securities or Guarantees shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, that:

           (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the successor corporation and the Guarantor to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

           (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event (including, without limitation, default under Section 1107) which, after notice or lapse of time or both, would become an Event of Default or Default, shall have happened and be continuing;

           (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

           (4) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the Guarantees remain in full force and effect.

SECTION 902.  Successor Corporation Substituted for Company.

      Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 901, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 903.  Guarantor May Consolidate, Etc., Only on Certain Terms.

      Nothing contained in this Indenture or in any of the Securities or Guarantees shall prevent any consolidation or merger of the Guarantor with or into any other corporation or corporations (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which the Guarantor or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Guarantor as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Guarantor) authorized to acquire and operate the same; provided, however, that

           (1) in case the Guarantor shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the Guarantor and the Company to the Trustee, in form satisfactory to the Trustee, the Guarantees endorsed on the Securities and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

           (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Guarantor or such Subsidiary at the time of such transaction, no Event of Default or Default, and no event which, after notice or lapse of time or both, would become an Event of Default or Default, shall have happened and be continuing; and

           (3) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 904.  Successor Corporation Substituted for Guarantor.

      Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Guarantor substantially as an entirety to any Person in accordance with Section 903, the successor corporation formed by such consolidation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Guarantor herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Guarantees.

SECTION 905.  Assumption by Guarantor.

      The Guarantor, or a Subsidiary thereof, may directly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed. Upon any such assumption, the Guarantor or such Subsidiary shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if the Guarantor or such Subsidiary had been named as the Company herein and the Company shall be released from its liability as obligor on the Securities. No such assumption shall be permitted unless the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such assumption and supplemental indenture comply with this Article, and that all conditions precedent herein provided for relating to such transaction have been complied with and that, in the event of assumption by a Subsidiary, the Guarantees remain in full force and effect.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

SECTION 1001.  Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders, the Company and the Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

           (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or the Guarantees; or

           (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

           (3) to add any additional Events of Default or Defaults; or

           (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

           (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor
      (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

           (6) to establish the form or terms of Securities of any series or the form of Guarantees relating thereto as permitted by Sections 201 and 301; or

           (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 711(b);

           (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause
      (8) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

            (9) to effect assumption by the Guarantor or a Subsidiary thereof pursuant to Section 905.

SECTION 1002.  Supplemental Indentures With Consent of Holders.

      With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

           (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (including any change in the Floating or Adjustable Rate Provision pursuant to which such rate is determined that would reduce such rate for any period) or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities and the Guarantees in a manner adverse to the Holders, or

           (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

           (3) modify any of the provisions of this Section, Section 613 or
      Section 1107, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Article Eleven, or the deletion of this proviso, in accordance with the requirements of Sections 711(b) and 1001(7), or

           (4) modify or affect in any manner adverse to the Holders the terms and conditions of the obligation of the Guarantor in respect of the due and punctual payment of the principal of, premium, if any, or interest or sinking fund payments, if any, on the Securities.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 1003.  Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 1004.  Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 1005.  Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 1006.  Reference in Securities to Supplemental Indentures.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Boards of Directors of the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, with the Guarantee of the Guarantor endorsed thereon, and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                 ARTICLE ELEVEN

                                    COVENANTS

SECTION 1101.  Payment of Principal, Premium and Interest.

      The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities of such series and this Indenture.

SECTION 1102.  Maintenance of Office or Agency.

      The Company or the Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series and the Guarantees relating thereto and this Indenture may be served; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. With respect to the Securities of any series, such office or agency and each Place of Payment shall be as specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, (i) the Places of Payment for such Securities shall be the City of Pittsburgh, Pennsylvania and the Borough of Manhattan, The City of New York (except that as to payment of interest the City of Pittsburgh, Pennsylvania shall be the only Place of Payment) and (ii) such office or agency for payment for Securities of such series shall initially be the principal office of the Bank in the City of Pittsburgh, Pennsylvania and, with respect to principal (and premium, if any) only, the Trustee's office in the Borough of Manhattan, The City of New York, and such office or agency for surrender for registration of transfer or exchange of and for service of notices and demands in respect of Securities of such series shall initially be the principal office of the Bank in the City of Pittsburgh, Pennsylvania and the Bank's facility in the Borough of Manhattan, The City of New York. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company and the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and the Guarantor each hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company and the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company or the Guarantor of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The

Company and the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1103.  Money for Securities Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

      The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request (or if deposited by the Guarantor, paid to the Guarantor on Guarantor Request), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

SECTION 1104.  Corporate Existence.

      Subject to Article Nine, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existences and that of the Bank and their respective rights (charter and statutory) and franchises and those of the Bank; provided, however, that neither the Company, the Guarantor, nor the Bank shall be required to preserve any such right or franchise if the Company, the Guarantor or the Bank, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1105.  Company Statement as to Compliance.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company, stating, as to each signer thereof, that

           (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

           (2) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default under Section 601, or a Default under Section 603, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

SECTION 1106.  Guarantor Statement as to Compliance.

      The Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Guarantor, stating, as to each signer thereof, that

           (1) a review of the activities of the Guarantor during such year and of performance under this Indenture has been made under his supervision, and

           (2) to the best of his knowledge, based on such review, (a) the Guarantor has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default under Section 601, or a Default under Section 603 or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

SECTION 1107.  Limitation Upon Disposition of Voting Stock of Company.

      So long as any of the Securities shall be Outstanding, but subject to the provisions of Article Nine, the Guarantor will not sell, assign, transfer, grant a security interest in or otherwise dispose of any shares of, securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of the Company, nor will it permit the Company (or any successor thereto) (a) to issue, except to the Guarantor, any shares of, securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of the Company, (b) to merge or consolidate with another Person, other than the Guarantor, or (c) to sell, assign, transfer, grant a security interest in or otherwise dispose of or lease all or substantially all of the assets of the Company.

SECTION 1108.  Waiver of Certain Covenants.

      The Company or the Guarantor, as the case may be, may omit in any particular instance to comply with any covenant or condition set forth in Sections 1104 and 1107 with respect to the Securities of any series if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

      The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any such term, provision or condition. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such term, provision or condition hereunder, whether or not such Holders remain Holders after such record date; provided, that unless the Holders of at least
66 2/3% in principal amount of the Outstanding Securities of such series shall have waived such term, provision or condition prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

                                 ARTICLE TWELVE

                            REDEMPTION OF SECURITIES

SECTION 1201.  Applicability of Article.

      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1202.  Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities of any series pursuant to Section 1201 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1203.  Selection by Security Registrar of Securities to Be Redeemed.

      If less than all the Securities of any series are to be redeemed, the Company and the Guarantor shall cause the particular Securities of such series to be redeemed to be selected not more than 60 days prior to the Redemption Date by the Security Registrar, from the Outstanding Securities of such series not previously called for redemption, at random or by such method as the Security Registrar shall deem fair and appropriate, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

      The Company and the Guarantor shall cause the Security Registrar promptly to notify the Company and the Trustee in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1204.  Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

      All notices of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities of such series to be redeemed, from the Holder to whom such notice is given,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

            (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

            (6) that the redemption is for a sinking fund, if such is the case.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Security Registrar in the name and at the expense of the Company.

SECTION 1205.  Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1103) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities of the particular series or portions thereof which are to be redeemed on that date.

SECTION 1206.  Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, subject to
Section 113, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1207.  Securities Redeemed in Part.

      Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.


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

                                ARTICLE THIRTEEN

                                  SINKING FUNDS

SECTION 1301.  Applicability of Article.

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1302.  Satisfaction of Sinking Fund Payments with Securities.

      The Company (1) may deliver to the Trustee for cancellation Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1303.  Redemption of Securities for Sinking Fund.

      Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1302 and will also deliver to the Trustee any Securities to be so delivered if not theretofor delivered. Not less than 60 days before each such sinking fund payment date the Company and the Guarantor shall cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1203 and shall cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1204. The Company shall deposit the amount of cash, if any, required for such sinking fund payment with the Trustee or a Paying Agent in the manner provided in Section 1205. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1206 and 1207.


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

                                ARTICLE FOURTEEN

                   SUBORDINATION OF SECURITIES AND GUARANTEES

SECTION 1401.  Securities Subordinate to Senior Indebtedness of the Company.

      The Company covenants and agrees that anything in this Indenture or the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities of each series is subordinate and junior in right of payment to all Senior Indebtedness of the Company to the extent provided herein, and each Holder of Securities of each series, by his acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Indebtedness of the Company shall continue to be Senior Indebtedness of the Company and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness of the Company or extension or renewal of the Senior Indebtedness of the Company.

      In the event that the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness of the Company when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of or interest on any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities.

      In the event of

            (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

            (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

            (c) any assignment by the Company for the benefit of creditors, or

            (d) any other marshalling of the assets of the Company,

all Senior Indebtedness of the Company (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness of the Company at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness of the Company in accordance with the priorities then existing among such holders until all Senior Indebtedness of the Company (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full.

      In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which are subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness of the Company at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness of the Company at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness of the Company remaining unpaid, to the extent necessary to pay all such Senior Indebtedness of the Company in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness of the Company is hereby irrevocably authorized to endorse or assign the same.

      No present or future holder of any Senior Indebtedness of the Company shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Securities of each series, the obligation of the Company to pay to such Holders the principal of and interest on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a Default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness of the Company to receive cash, securities or other property otherwise payable or deliverable to the Holders.

      Senior Indebtedness of the Company shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness of the Company then outstanding. Upon the payment in full of all Senior Indebtedness of the Company, the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness of the Company to receive any further payments or distributions applicable to the Senior Indebtedness of the Company until the indebtedness evidenced by the Securities of such series shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness of the Company, shall, as between the Company and its creditors other than the holders of Senior Indebtedness of the Company, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness of the Company, and not on account of the Securities of such series.

      The Trustee and Holders will take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebtedness of the Company or consent to the filing of a financing statement with respect thereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness of the Company at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

SECTION 1402.  Guarantees Subordinate to Senior Indebtedness of the Guarantor.

      The Guarantor covenants and agrees that, anything in this Indenture, the Securities or the Guarantees to the contrary notwithstanding, the obligations of the Guarantor under the Guarantees relating to payment of principal of and interest on the Securities are subordinate and junior in right of payment to all

Senior Indebtedness of the Guarantor to the extent provided herein, and each Holder, by his acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Indebtedness of the Guarantor shall continue to be Senior Indebtedness of the Guarantor and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness of the Guarantor or extension or renewal of the Senior Indebtedness of the Guarantor.

      In the event the Guarantor shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness of the Guarantor when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, upon written notice of such default to the Guarantor by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, security, by set-off or otherwise) under the Guarantees shall be made or agreed to be made on account of the principal of or interest on the indebtedness evidenced by any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities.

      In the event of

            (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Guarantor, its creditors or its property,

            (b) any proceeding for the liquidation, dissolution or other winding up of the Guarantor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

            (c) any assignment by the Guarantor for the benefit of creditors, or

            (d) any other marshalling of the assets of the Guarantor,

all Senior Indebtedness of the Guarantor (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution under the Guarantees whether in cash, securities or other property, shall be made to any Holder of Securities on account of any Securities. Any payment or distribution under the Guarantees, whether in cash, securities or other property (other than securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least, to the extent provided in these subordination provisions with respect to the Guarantees, to the payment of all Senior Indebtedness of the Guarantor at the time outstanding and to any Securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Guarantees shall be paid or delivered directly to the holders of Senior Indebtedness of the Guarantor in accordance with the priorities then existing among such holders until all Senior Indebtedness of the Guarantor (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full.

      In the event that, notwithstanding the foregoing, any payment or distribution under the Guarantees of any character or any security, whether in cash, securities or other property (other than securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the Guarantees, to the payment of all Senior Indebtedness of the Guarantor at the time outstanding and to any securities issued in respect thereto under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder of any of the Securities in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness of the Guarantor at the time outstanding in accordance with the priorities then existing among such holders for application to the extent necessary to pay all such Senior Indebtedness of the Guarantor in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness of the Guarantor is hereby irrevocably authorized to endorse or assign the same.

      No present or future holder of any Senior Indebtedness of the Guarantor shall be prejudiced in the right to enforce subordination of the Guarantees by any act or failure to act on the part of the Guarantor. Nothing contained herein shall impair, as between the Guarantor and the Holders, the obligation of the Guarantor under the Guarantees, which is absolute and unconditional, to pay to the Holders of Securities of each series the principal of and interest on the Securities of such series, as and when the same shall become due and payable, or prevent the Trustee or the Holders of Securities of such series from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a Default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness of the Guarantor to receive cash, securities or other property otherwise payable or deliverable under the Guarantees to such Holders.

      Senior Indebtedness of the Guarantor shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness of the Guarantor then outstanding. Upon the payment in full of all Senior Indebtedness of the Guarantor, the Trustee and the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness of the Guarantor to receive any further payments or distributions applicable to the Senior Indebtedness of the Guarantor until the Securities of such series shall have been paid in full, and such payments or distributions received by the Trustee and the Holders of Securities of such series by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness of the Guarantor, shall, as between the Guarantor and its creditors other than the holders of Senior Indebtedness of the Guarantor, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Guarantor on account of Senior Indebtedness of the Guarantor and not under the Guarantees.

      The Trustee and Holders will take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebtedness of the Guarantor or consent to the filing of a financing statement with respect thereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness of the Guarantor at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

SECTION 1403. Trustee and Holders of Securities May Rely on Certificate of Liquidating Agent; Trustee May Require Further Evidence as to Ownership of Senior Indebtedness; Trustee Not Fiduciary to Holders of Senior Indebtedness.

      Upon any payment or distribution of assets of the Company or the Guarantor referred to in this Article Fourteen, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the


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

Company, the Senior Indebtedness and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen. In the absence of any such bankruptcy trustee, receiver, assignee or other person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company or the Guarantor (or a trustee or representative on behalf of such Holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor to participate in any payments or distributions pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor, as the case may be, held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Article Fourteen, and if such evidence is not furnished, the Trustee may offer any payment to such person pending judicial determination as to the right of such person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor.

SECTION 1404.  Payment Permitted If No Default.

      Nothing contained in this Article Fourteen or elsewhere in this Indenture, or in any of the Securities or the Guarantees, shall prevent (a) the Company, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in, or under the conditions described in, Section 1401, or the Guarantor, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in, or under the conditions described in, Section 1402, from making payments at any time of the principal of or interest on the Securities or under the Guarantees, or (b) the application by the Trustee or any Paying Agent of any monies deposited with it hereunder to payments of the principal of or interest on the Securities or under the Guarantees, if, at the time of such deposit, the Trustee or such Paying Agent, as the case may be, did not have the written notice provided for in Section 1405 of any event prohibiting the making of such deposit, or if, at the time of such deposit (whether or not in trust) by the Company or the Guarantor, as the case may be, with the Trustee or any Paying Agent (other than the Company or the Guarantor) such payment would not have been prohibited by the provisions of this Article, and the Trustee or any Paying Agent shall not be affected by any notice to the contrary received by it on or after such date.

SECTION 1405.  Trustee Not Charged with Knowledge of Prohibition.

      Anything in this Article Fourteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in Section 1401 or
Section 1402 has happened, until the Trustee shall have received an Officer's Certificate of the Company or the Guarantor, as the case may be, to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor, as the case may be, who shall have been certified by the Company or the Guarantor or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor, as the case may be, shall be outstanding; provided that, if prior to the third Business Day preceding the date upon which by the terms hereof any monies


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become payable (including, without limitation, the payment of either the principal of or interest on any Security), or in the event of the execution of an instrument pursuant to Section 501 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee or any Paying Agent shall not have received with respect to such monies the Officers' Certificate or notice provided for in this
Section 1405, then, anything herein contained to the contrary notwithstanding, the Trustee or such Paying Agent shall have full power and authority to receive such monies and apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date. The Company and the Guarantor shall give prompt written notice to the Trustee and to the Paying Agent of any facts which would prohibit the payment of monies to or by the Trustee or any Paying Agent.

SECTION 1406.  Trustee to Effectuate Subordination.

      Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Indebtedness of the Company or the Guarantor, as the case may be, as provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 1407. Rights of Trustee as Holder of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor.

      The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor which may at the time be held by it, to the same extent as any other holder of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor; provided that nothing in this Indenture shall deprive the Trustee of any of its rights as such holder and provided further that nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 707.

SECTION 1408.  Article Applicable to Paying Agents.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1405 and 1407 shall not apply to the Company or the Guarantor or any Affiliate of the Company or the Guarantor if the Company or the Guarantor or such Affiliate acts as Paying Agent.

                                 ARTICLE FIFTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1501.  Company's Option To Effect Defeasance Or Covenant Defeasance.

      The Company may elect, at its option at any time, to have Section 1502 or
Section 1503 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such
Section 1502 or 1503, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.

SECTION 1502.  Defeasance And Discharge.

      Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, each of the Company and the Guarantor shall be deemed to have been discharged from its respective obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1504 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and that each of the Company and the Guarantor shall be deemed to have satisfied all its obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1504 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 707, 1102 and 1103, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1503 applied to such Securities.

SECTION 1503.  Covenant Defeasance.

      Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be (1) each of the Company and the Guarantor shall be released from its respective obligations under Sections 1105 through 1108, inclusive, and any covenants provided pursuant to Section 301(12), 1001(2) or 1001(6) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in
Section 603(3) (with respect to any of Sections 1105 through 1108, inclusive, and any such covenants provided pursuant to Section 301(12), 1001(2) or 1001(6)) shall be deemed not to be or result in a Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1504 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, each of the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 603(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1504.  Conditions To Defeasance Or Covenant Defeasance.

      The following shall be the conditions to the application of Section 1502 or Section 1503 to any Securities or any series of Securities, as the case may be:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 709 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
      (C) such other obligations or arrangements as may be specified as contemplated by Section 301 with respect to such Securities, or (D) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or
      (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or
      (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation which is specified in Clause (C) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

            (2) In the event of any election to have Section 1502 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
      (A)(x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (x) or (y) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur and (B) if Securities are then listed on the New York Stock Exchange, to the effect that the Securities of such Series will not be delisted as a result of such election.

            (3) In the event of any election to have Section 1503 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

            (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

            (5) No event which is, or after notice or lapse of time or both would become, a Default or an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 601(1) and (2), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

            (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

            (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

            (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended unless such trust shall be registered under the Act or exempt from registration thereunder.

            (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 1505. Deposited Money And U.S. Government Obligations To Be Held In Trust; Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 1103, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1506, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1504 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1504 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

      Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1504 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

SECTION 1506.  Reinstatement.
 .
      If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1502 or 1503 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1505 with respect to such Securities in accordance with this Article; PROVIDED, HOWEVER, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            MELLON FUNDING CORPORATION
[CORPORATE SEAL]
                                            By
                                                 -------------------------------
                                                          President and
                                                      Chief Executive Officer

Attest:

                                                 -------------------------------
                                                          Secretary



                                            MELLON FINANCIAL CORPORATION
[CORPORATE SEAL]
                                            By
                                                 -------------------------------
                                                          Chairman and
                                                     Chief Executive Officer

Attest:

                                                 -------------------------------
                                                          Secretary


                                            BANK ONE TRUST COMPANY, N.A.

[Corporate Seal]
                                            By
                                                 -------------------------------
                                                    Senior Vice President and
                                                     Corporate Trust Counsel

Attest:

COMMONWEALTH OF PENNSYLVANIA
COUNTY OF ALLEGHENY

                                                ss:


      On the    th day of _____, 2000, before me personally came STEVEN G.
ELLIOTT, to me known, who, being by me duly sworn, did depose and say that he is President and Chief Executive Officer of MELLON FUNDING CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                            /s/
                                            ------------------------------------
                                                     Notary Public

                                                     Notarial Seal
                                                            , Notary Public
                                            ----------------
                                           Pittsburgh, Allegheny County
                                           My Commission Expires
                                                                ----------

                                    Member, Pennsylvania Association of Notaries

COMMONWEALTH OF
COUNTY OF ALLEGHENY

                                                ss:


      On the   th day of _____, 2000, before me personally came MARTIN G.
MCGUINN, to me known, who, being by me duly sworn, did depose and say that he is Chairman and Chief Executive Officer of MELLON FINANCIAL CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                            /s/
                                            ------------------------------------
                                                     Notary Public

                                                     Notarial Seal
                                                            , Notary Public
                                            ----------------
                                           Pittsburgh, Allegheny County
                                           My Commission Expires
                                                                ----------

                                    Member, Pennsylvania Association of Notaries

STATE OF ILLINOIS
COUNTY OF

                                                ss:


      On _____ , 2000 before me,                  , Notary Public, personally
appeared Sandra L. Caruba, personally known to me or, proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                 -----------



[NOTARIAL SEAL]

                                  -----------

                               Comm. #
                                       -----------
                             Notary Public-Illinois


                       My Comm. Expires
                                       ----------------



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